Oppenheimer Main Street Opportunity Fund®

Supplement dated December 11, 2008 to the

Prospectus dated November 28, 2008

This supplement amends the Prospectus of Oppenheimer Main Street Opportunity Fund (the “Fund”) dated November 28, 2008. The Prospectus is revised as follows:

The section titled “DISTRIBUTION AND SERVICE (12b-1) PLANS – Service Plan for Class A Shares,” on page 35, is deleted in its entirety and replaced with the following:

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

December 11, 2008     PS0731.018